Listing Report:Supplement No. 3 dated Dec 29, 2012 to Prospectus dated Nov 19, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-182599
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Nov 19, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Nov 19, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 688082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	7.49%
Term:	60 months

Lender yield:	21.62%	Borrower rate/APR:	22.62% / 25.13%	Monthly payment:	$419.59

Lender servicing fee:	1.00%	Effective Yield*:	20.16%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1989	Debt/Income ratio:	23%
Credit score:	720-739 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,769	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	first-agreement-enforcer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to...
Pay off high interest credit cards
My financial situation:
I am a good candidate for this loan because...
I am employed full time

Monthly net income: $5200.00
Monthly expenses: $
Housing: $600.00
Insurance: $100.00
Car expenses: $150.00
Utilities: $0.00
Phone, cable, internet: $140.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $600.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 689278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,500	Estimated loss*:	8.24%
Term:	60 months

Lender yield:	22.59%	Borrower rate/APR:	23.59% / 26.13%	Monthly payment:	$413.69

Lender servicing fee:	1.00%	Effective Yield*:	20.97%
		Estimated return*:	12.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1972	Debt/Income ratio:	14%
Credit score:	680-699 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	17y 4m
Amount delinquent:	$10,577	Total credit lines:	40	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,591	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	73	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	euro-reformer1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	6.24%
Term:	36 months

Lender yield:	16.34%	Borrower rate/APR:	17.34% / 21.03%	Monthly payment:	$537.33

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	9.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1998	Debt/Income ratio:	34%
Credit score:	780-799 (Dec-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,672	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	kind-velocity-control	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.75%
Term:	60 months

Lender yield:	27.27%	Borrower rate/APR:	28.27% / 30.93%	Monthly payment:	$469.48

Lender servicing fee:	1.00%	Effective Yield*:	24.93%
		Estimated return*:	13.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2000	Debt/Income ratio:	15%
Credit score:	700-719 (Dec-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,687	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	interest-rose0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to fund remainder of a fitness facility start-up costs associated with an expansion. This is established program moving to a new facility to expand services; the gym/program has an established membership.

My financial situation:
I am a good candidate for this loan because I have very low debt to income and am very responsible and strict with spending. I have a solid job in public safety for 9 years with opportunities to get extra income through constant overtime work.

Monthly net income: $ 3000
Monthly expenses: $ 200
Housing: $ 500
Insurance: $ 200
Car expenses: $ 0
Utilities: $ 70
Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses: $ 75
Credit cards and other loans: $ 100
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$72.04

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1993	Debt/Income ratio:	26%
Credit score:	720-739 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,820	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	investment-britches5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3,300
Monthly expenses: $400
Housing: $none
Insurance: $40
Car expenses: $190
Utilities: $250
Phone, cable, internet: $none
Food, entertainment: $300
Clothing, household expenses: $500
Credit cards and other loans: $100
Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$172.54

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1999	Debt/Income ratio:	32%
Credit score:	640-659 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,909	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	awawaw1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	80 ( 100% )	640-659 (Latest)
Principal borrowed:	$12,801.00	< 31 days late:	0 ( 0% )	600-619 (May-2011) 640-659 (May-2010) 640-659 (Aug-2009) 640-659 (May-2006)
Principal balance:	$0.44	31+ days late:	0 ( 0% )
Total payments billed:	80
Description
Debt consolidation
Purpose of loan:
Consolidate debt
My financial situation:
I have used prosper before and paid off on time or faster every time.

Monthly net income: $5800
Monthly expenses: $
Housing: $600
Insurance: $130
Car expenses: $350
Utilities: $100
Phone, cable, internet: $150
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $800
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,754.81	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,228.37	Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$381.17

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1987	Debt/Income ratio:	31%
Credit score:	800-819 (Dec-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 21	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	72	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,610	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	majestic-trade2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	800-819 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	820-839 (Jun-2012)
Principal balance:	$13,245.19	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Pay off all credit cards

My financial situation:
I am a good candidate for this loan because... I have a high paying job and am very responsible in paying off any debt i have
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	4.99%
Term:	60 months

Lender yield:	17.47%	Borrower rate/APR:	18.47% / 20.88%	Monthly payment:	$641.24

Lender servicing fee:	1.00%	Effective Yield*:	16.59%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1995	Debt/Income ratio:	18%
Credit score:	780-799 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,756	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	methodical-auction1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me get to the top
Purpose of loan:
This loan will be used to... Expand my business

My financial situation:Good Standing
I am a good candidate for this loan because... I have a history of paying back all monies borrowed

Monthly net income: $12,000.00
Monthly expenses: $1,200.00
Housing: $1,55.00
Insurance: $85.00
Car expenses: $1,200.00
Utilities: $320.00
Phone, cable, internet: $270.00
Food, entertainment: $700.00
Clothing, household expenses: $350.00
Credit cards and other loans: $450.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,600.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,600	Estimated loss*:	1.99%
Term:	36 months

Lender yield:	7.64%	Borrower rate/APR:	8.64% / 9.99%	Monthly payment:	$82.24

Lender servicing fee:	1.00%	Effective Yield*:	7.46%
		Estimated return*:	5.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1994	Debt/Income ratio:	10%
Credit score:	740-759 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	7y 8m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$318	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	deal-network4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,846.27	< 31 days late:	0 ( 0% )	740-759 (Jul-2011) 780-799 (Apr-2011) 760-779 (Dec-2009)
Principal balance:	$7,559.02	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Home improvement
Purpose of loan:
This loan will be used to...Finish Basement Bathroom with shower,vanity,flooring, lighting,etc.

My financial situation:
I am a good candidate for this loan because...I use prosper as a borrower and lender often, I have great credit and I have never defaulted on a loan.

Thank You,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.75%
Term:	36 months

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$163.56

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1994	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$63,903	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	benefit-equator825	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	3.49%
Term:	36 months

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$332.29

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1999	Debt/Income ratio:	16%
Credit score:	680-699 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	23y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,169	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	Papujo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	680-699 (Dec-2012) 700-719 (Jan-2012)
Principal balance:	$3,569.52	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation, to Consolidated My loans
I am a good candidate for this loan because...
I have a stable Job for 23 years,
This is the only loan, I 'm going to have, and My Credit is not bad at all. Thankyou for you support.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$549.76

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1998	Debt/Income ratio:	9%
Credit score:	740-759 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$85,055	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	investment-chooser4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... I can pay you money back.

Monthly net income: $ 100,000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 689609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$566.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1992	Debt/Income ratio:	30%
Credit score:	660-679 (Dec-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,872	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	adventurous-revenue0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 90% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	1 ( 10% )	680-699 (Feb-2012)
Principal balance:	$4,019.60	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.24%	Borrower rate/APR:	26.24% / 28.85%	Monthly payment:	$451.24

Lender servicing fee:	1.00%	Effective Yield*:	23.20%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1999	Debt/Income ratio:	26%
Credit score:	740-759 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,228	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	funds-firestarter4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to pay for expenses while building apps.

My financial situation:
I am a good candidate for this loan because I have never missed a payment and have excellent credit.

Monthly net income: 2500
Monthly expenses: $1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$281.22

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2004	Debt/Income ratio:	9%
Credit score:	780-799 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,338	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	encore241440	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
I am need of some more to refi my home. i have great credit and a good job. this refi will lower my payment by 500 a month. I am currently taking home 10k a month. thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$566.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2002	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	10 / 11	Length of status:	11y 8m
Amount delinquent:	$4,777	Total credit lines:	31	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,212	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	27	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	subtle-money764	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010)
Principal balance:	$2,095.49	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt to one payment.

My financial situation:
I am a good candidate for this loan because...I have steady income from the US Military.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$266.28

Lender servicing fee:	1.00%	Effective Yield*:	18.13%
		Estimated return*:	12.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2001	Debt/Income ratio:	23%
Credit score:	720-739 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Amount delinquent:	$6,082	Total credit lines:	13	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,694	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	income-sphinx8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate bills

My financial situation:
I am a good candidate for this loan because...I pay my bills on time

Monthly net income: $1958.90
Monthly expenses: $
Housing: $434
Insurance: $150
Car expenses: $235
Utilities: $120
Phone, cable, internet: $138
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $50
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 690953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	13.75%
Term:	36 months

Lender yield:	27.59%	Borrower rate/APR:	28.59% / 32.54%	Monthly payment:	$104.21

Lender servicing fee:	1.00%	Effective Yield*:	25.12%
		Estimated return*:	11.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1971	Debt/Income ratio:	21%
Credit score:	600-619 (Dec-2012)	Inquiries last 6m:	6	Employment status:	Other
Now delinquent:	27	Current / open credit lines:	6 / 6	Length of status:	3y 0m
Amount delinquent:	$12,058	Total credit lines:	49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,427	Stated income:	$1-$24,999
Delinquencies in last 7y:	47	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	pcimin00	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	67 ( 91% )	600-619 (Latest)
Principal borrowed:	$4,750.00	< 31 days late:	7 ( 9% )	600-619 (May-2011) 620-639 (Jul-2009) 600-619 (Apr-2008) 600-619 (Feb-2008)
Principal balance:	$1,149.82	31+ days late:	0 ( 0% )
Total payments billed:	74
Description
Home improvement
Purpose of loan:
This loan will be used to improve my present home condition and pay off some debt

My financial situation:
I am a good candidate for this loan because,I am a very loyal customer of prosper,I have a history of on time payments and early payoff on high intrest loans,which I have no promblem with,if you as a lender are willing to fund my loan,I am more than glad to see you get a return on your investment.,please don't judge me on old credit that I cannot fix at this time,judge me on my own time payments and my good credit history I have had since day 1 when my first loan was funded in 2008,I could spend all day telling you That I will have this loan paid off,every dime,but my history with prosper should already speak for itself,please help me fund this loan to help me with small debt and Home Improvement.Thank you for reading all this and thank you for all your time.....

Monthly net income: $2026.00
Monthly expenses: $1100.00
Housing: $0.00
Insurance: $0.00
Car expenses: $0.00
Utilities: $included in monthly expenses
Phone, cable, internet: $included in monthly expenses
Food, entertainment: $included in monthly expenses
Clothing, household expenses: $125.00
Credit cards and other loans: $200.00
Other expenses: $
50.00
I do not own a car,so there is no need 2 pay car insurance,some of the information on my borrowers profile is very old and at 1 time not accurate,but I can assure you,I will pay this loan on time,every month and send more If I can.....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	3.49%
Term:	36 months

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$398.74

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1988	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2012)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	14y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,418	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	lucyred	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,950.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Debt consolidation
Purpose of loan: Pay off credit cards, and close 2 out of 3 of them. Trying to reduce debt for good. Getting rid of credit cards.
This loan will be used to... payoff a high interest credit card, and then I will be closing it.

My financial situation:
I am a good candidate for this loan because...I have had another loan from Prosper, and I paid it off. I have always paid off all of my debts. I will be getting $13,000 in June from work, to further pay down my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.75%
Term:	60 months

Lender yield:	28.62%	Borrower rate/APR:	29.62% / 32.32%	Monthly payment:	$128.48

Lender servicing fee:	1.00%	Effective Yield*:	26.10%
		Estimated return*:	13.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-2001	Debt/Income ratio:	8%
Credit score:	700-719 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	25y 4m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,599	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	daisy44	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.74%
Term:	60 months

Lender yield:	20.53%	Borrower rate/APR:	21.53% / 24.02%	Monthly payment:	$410.29

Lender servicing fee:	1.00%	Effective Yield*:	19.24%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1996	Debt/Income ratio:	15%
Credit score:	800-819 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	21y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	liberty-upholder1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to... get a therapeutic medical treatment program for my son who is struggling with life choices

My financial situation: We are working hard to make the best living for our family
I am a good candidate for this loan because... I serve my country and my child has been experiencing some stresses with the time I am away from home and family

Monthly net income: $70000
Monthly expenses: $1200
Housing: $ 1700
Insurance: $1.
Car expenses: $500
Utilities: $300
Phone, cable, internet: $100
Food, entertainment: $ 400
Clothing, household expenses: $400
Credit cards and other loans: $0
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$578.46

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-2004	Debt/Income ratio:	17%
Credit score:	760-779 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,050	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	ingenious-camaraderi282	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan: major purchase
This loan will be used to...To pay for large purchase.

My financial situation: financially stable,and trying to establish stronger credit history.
I am a good candidate for this loan because...I'm able to pay the loan back with ease,and I have financial freedom and credit worthiness.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	26.59%	Borrower rate/APR:	27.59% / 30.23%	Monthly payment:	$247.11

Lender servicing fee:	1.00%	Effective Yield*:	24.35%
		Estimated return*:	13.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1996	Debt/Income ratio:	19%
Credit score:	640-659 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,361	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	golden-liberty4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2012)
Principal balance:	$6,768.06	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.32%	Monthly payment:	$594.62

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-2000	Debt/Income ratio:	21%
Credit score:	800-819 (Dec-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$353	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	dollar-chestnut771	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Debt consolidation
My financial situation:
I am a good candidate for this loan because...
for more than a year I have been keeping up with $1,200 monthly payments from credit card bills. Getting one main loan and cutting monthly payment in half will definitely be great business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 691945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$336.89

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	32y 8m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,565	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	logical-capital9	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	780-799 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	820-839 (Dec-2011)
Principal balance:	$7,699.01	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay bills in shortage

My financial situation:
I am a good candidate for this loan because...ive never missed a loan payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 692005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	4.49%
Term:	60 months

Lender yield:	16.52%	Borrower rate/APR:	17.52% / 19.91%	Monthly payment:	$251.33

Lender servicing fee:	1.00%	Effective Yield*:	15.76%
		Estimated return*:	11.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2008	Debt/Income ratio:	5%
Credit score:	760-779 (Dec-2012)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$86	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	sunny-affluence5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 89% )	760-779 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 11% )	640-659 (Mar-2012)
Principal balance:	$3,735.30	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because.. my intentions is to pay back loans and develope a trusting relationship with prosper so they will continue to invest in me.

Monthly net income: $11,000
Monthly expenses: $3000
Housing: $1400m
Insurance: $40
Car expenses: $0
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $210
Credit cards and other loans: $800
Other expenses: $
Information in the Description is not verified.